UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 27, 2006

VA Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46939 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices, including zip code)

(510) 687-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On September 27, 2006, Andre Boisvert notified the Chairman of the Board of Directors of VA Software Corporation (the “Company”) that he would not be standing for re-election when his term expires at the Company’s 2006 annual meeting of stockholders, scheduled for December 6, 2006. Mr. Boisvert’s decision not to stand for re-election did not relate to any disagreement with the Company. The Company has retained a search firm to assist in the identification of candidates who possess online media experience for membership on the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VA SOFTWARE CORPORATION a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris
Senior Vice President and Chief Financial Officer

Date: October 2, 2006